SHARE BASED PAYMENTS - Stock-based compensation expense (Details) - USD ($) $ in Thousands		12 Months Ended
	Aug. 05, 2022	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosure of terms and conditions of share-based payment arrangement [table]
Equity-settled share-based payment plans		$ 2,021	$ 2,817	$ 1,340
Cash-settled share-based payment plans		3,528	2,377	1,057
Total share-based payments		5,549	5,194	2,397
Employees		5,549	5,192	2,301
Share based expense	$ 269	$ 0	$ 2	$ 96